UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2014

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2014, the Board of Directors (“Board”) of Marathon Oil Corporation (“Marathon Oil”) amended Marathon Oil's By-laws (“By-laws”). The amendments are effective February 25, 2014. Article I, Section 1.1 was amended to provide that the annual meeting of stockholders will be held at the date, time and place as the Board by resolution may designate, or if the Board does not so designate a date, time and place, such annual meeting of stockholders of Marathon Oil shall be held at the principal executive office of Marathon Oil in Houston, Texas at 10:00 a.m., Central Time, on the last Wednesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding Wednesday which is not a legal holiday. Prior to amendment, that section had provided unless the time and place of the annual meeting of stockholders of Marathon Oil are changed by the Board, such annual meeting of stockholders shall be held at the office of Marathon Oil’s registered agent in the State of Delaware at 2 p.m. on the last Wednesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding Wednesday which is not a legal holiday.

Article II, Section 2.12, entitled “Disqualification of Directors,” was deleted in its entirety. That section had provided no person shall qualify for service as a director of Marathon Oil if he or she is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than Marathon Oil, or has received any such compensation or other payment from any person or entity other than Marathon Oil, in each case in connection with candidacy or service as a director of Marathon Oil.

Article VI, Section 6.8, entitled “Forum for Adjudication of Disputes,” was added and provides that unless Marathon Oil consents in writing to the selection of an alternative forum, the sole and exclusive forum for

•	any derivative action or proceeding brought on behalf of Marathon Oil,

•	any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of Marathon Oil to Marathon Oil or its stockholders,

•	any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, or

•
any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of Marathon Oil shall be deemed to have notice of and consented to the provisions of this Section 6.8.

In addition to the foregoing, various minor wording changes and clarifications were made to the By-laws.

The foregoing summary of the amendments to the By-laws is qualified in its entirety by reference to the complete amendments to the By-laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

9.01 Financial Statements and Exhibits.

3.1      Amendments to By-laws of Marathon Oil Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2014		MARATHON OIL CORPORATION

	By:	/s/ Sylvia J. Kerrigan
Sylvia J. Kerrigan
Executive Vice President, General Counsel and Secretary

Exhibit Index

3.1    Amendments to By-laws of Marathon Oil Corporation